UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	814-01461	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On November 14, 2024, Goldman Sachs Middle Market Lending Corp. II (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to the Revolving Credit Agreement, dated as of November 26, 2021, by and among the Company, as borrower, and Bank of America, N.A., as administrative agent, lead arranger, sole bookrunner, structuring agent, letter of credit issuer and a lender (as amended by the First Amendment, dated July 26, 2022, the Second Amendment, dated November 14, 2022, and the Third Amendment, dated November 9, 2023, the “Agreement”), with an effective date of November 22, 2024. The Fourth Amendment (i) extends the Stated Maturity Date (as defined in the Agreement) by six months to May 22, 2025, and includes one committed extension option that permits the Company to further extend the Stated Maturity Date to November 21, 2025, subject to the satisfaction of certain customary conditions and (ii) reduces the Maximum Commitment (as defined in the Agreement) from $95,000,000 to $30,000,000. The interest rate on obligations under the Agreement is (A) the prevailing Daily Simple SOFR, Term SOFR for the applicable interest period or the applicable alternative currency rate, in each case, plus any applicable credit spread adjustment (which is zero for Daily Simple SOFR and one-month Term SOFR), plus 2.85% per annum, or (B) an alternate base rate (the greatest of (i) the Prime Rate plus 1.85% per annum, (ii) the Federal Funds Rate plus 0.50% plus 1.85% per annum, and (iii) Term SOFR with a one-month tenor plus 1.00%).

The foregoing description is only a summary of the material provisions of the Fourth Amendment and is qualified in its entirety by reference to a copy of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Fourth Amendment to Revolving Credit Agreement, dated as of November 14, 2024, by and among the Company, as Borrower and Bank of America, N.A., as the Administrative Agent, Lead Arranger, Sole Bookrunner, Structuring Agent, Letter of Credit Issuer, and a Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp. II (Registrant)

Date: November 18, 2024	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President